UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: August 17, 2005

SOLAR ENERGY LIMITED

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)
000-30060 (Commission File Number)	76-0418364 (IRS Employer Identification Number)

Peter Tsaparas, Chief Executive Officer

145-925 West Georgia Street, Vancouver, British Columbia, Canada V6C 3L2
(Address of principal Executive offices)

(604) 669-4771
(Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 17, 2005, Solar Energy Limited (“Solar”) and Planktos, Inc. (“Planktos”) executed an Iron-Fertilization Prove-Out and Purchase Agreement with Diatom Corporation (formerly known as GYK Ventures Inc.) (“Diatom”) whereby Diatom committed to assist Solar in providing developmental funding for a marine “iron-fertilization” prove out program in exchange for exclusive marketing and intellectual property rights to Planktos’ CO2 sequestration process. Planktos is a wholly owned subsidiary of Solar.

Planktos expects the cost of the prove out program to be $1,290,000 over the next six months of which Diatom has agreed to provide up to 25%. Solar will be responsible for funding the remainder of the developmental funding. The agreement also provides for a royalty agreement which will entitle Planktos and Solar to 75% of net sales revenue generated by Diatom from the sale of carbon emission reduction credits (CER) created from the sequestration process. Thereafter, Planktos and Solar will be entitled to 25% of net sales revenue generated by Diatom from the sale of CERs. Diatom has paid $250,000 under the agreement to date.

Item 7.01           REGULATION FD DISCLOSURE

The information contained herein includes the Iron-Fertilization Prove-Out and Purchase Agreement dated August 17, 2005 between Planktos and Diatom attached as Exhibit 10, and a press release dated September 13, 2005 announcing the agreement attached as Exhibit 99, both of which are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.

This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Securities and Exchange Act of 1934 or the Securities Act of 1933 only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01           OTHER EVENTS

On August 29, 2005 the president of Planktos, Russ George, was appointed as the chief executive officer and chief financial officer of Diatom. On August 30, 2005, Mr. George was appointed as a director of Diatom. Mr. George retains his position as the president of Planktos.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)     The following exhibits are filed herewith:

Exhibit No.                     Page No.                      Description 10

10                                              4                           Iron-Fertilization Prove-out and Purchase

                                                                               Agreement dated August 17, 2005 between

                                                                               Planktos and Diatom

99                                               8                           Press Release dated September 13, 2005

                                                                                announcing the agreement between Planktos and

                                                                                Diatom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Solar Energy Limited                                             Date

By: /s/ Andrew Wallace                                              September 13, 2005

Name: Andrew Wallace

Title: Chief Financial Officer

EXHIBIT 10

IRON-FERTILIZATION PROVE-OUT

AND PURCHASE AGREEMENT

This Agreement is made and dated August 17, 2005 between the Parties and for the purposes stated herein.

I. The Parties

1.     Solar is Solar Energy Limited, (“Solar”) a public Delaware corporation. Solar has entered into an agreement to acquire 100% of Planktos Inc. (“Planktos”) with a closing date of September 1, 2005 or sooner. That transaction has closed. Please see Attachment A hereto for documentation.

2.     The Seller is Planktos Inc., a privately owned California corporation, to be acquired by Solar Energy Limited as a wholly-owned subsidiary thereof.

3.     The Purchaser is Diatom Corporation., (“Diatom”) a public corporation with common stock registered, as a class, pursuant to §12(g) of the Securities Exchange Act of 1934, and quoted on the OTCBB (Over-The-Counter Bulletin Board).

II. Introductory Recitals

Solar Energy Limited (“Solar”) has long been engaged in the development and promotion of marketable products and technologies with positive and ameliorative environmental effects on world ecological system.

Sequestration of Carbon Dioxide (“CO2”) is understood to mean the removal of CO2 from the atmosphere, and placement of it into a stable storage medium. The simplest and most natural example of such sequestration is performed by plants absorbing CO2, storing the Carbon in while releasing O2 into the atmosphere.

Although the United States and Australia, among the developed nations of the world, have not joined the Kyoto Accords (“Kyoto”), most other nations have done so, and the treaty is in effect as or February 16, 2005. Under Kyoto, a market system is created for the trading of certain “credits” for CO2 reducers. Accordingly, the sequestration by Iron-Fertilization is capable of earning such marketable credits and generating income as profit-incentive for environmental improvement, as well as a return on investment.

Planktos has developed and secured a unique technology/program (“Iron-Fertilization” of the oceans) for the sequestration of CO2.

Solar is interested in commercialization of this technology/program; however, to accomplish the prove-out of the technology system, and the implementation of its marketability, Solar has resolved: first, to acquire Planktos as a wholly-owned subsidiary (by a transaction apart from this Agreement); to create a program for the proof, demonstration and prove-out of the Iron-Fertilization program/system, for the sequestration of CO2; and finally, the funding and financing of the Prove-Out Phase, and then the Marketing Phase of development of a viable business.

Accordingly, Solar has designed and proposed a plan to create a partnership for Planktos with a public corporation. Diatom is ready, willing and able to provide/secure investment and financing of the necessary developmental steps, by means of the elements provided in this Agreement.

Diatom desires to engage in the business of promoting new environmental technologies, and also to achieve profitability for its shareholders thereby. Diatom is ready willing and able to secure and provide funding appropriate for the stated needs of Planktos, in phases, and on terms and conditions stated in this Agreement.

The ultimate aim of this Agreement is the sale by Planktos and Purchase by Diatom of perpetual marketing rights and intellectual property rights, in exchange for developmental funding and royalty agreement.

In the event of successful Prove-Out and ultimate purchase and sale of marketing rights, Diatom will require the services of Planktos personnel, familiar with the program and with incentive to strive for its successful development and marketing.

The nature of the Iron-Fertilization process is illustrated in Planktos Marketing Program, which is Attachment B hereto, and viewable on www.planktosinc.com.

“Net Sales”, as used herein, is defined by reference to Financial Accounting Standards Board, Release: “Total sales or revenues, less discounts, allowances, returns, fees or commissions related to the collection thereof.”

All monetary amounts, as used in this Agreement, are denominated in United States Dollars.

Diatom has provided a $150,000 loan to Solar, before execution of this Agreement, to assist and enable Solar to commence funding of the Prove-Out of the Iron-Fertilization program of and for Planktos.

The Parties Contemplate progressive and eventual adjustment of the capital structure of Diatom in favor of Planktos, as results of developments justify. There shall be no initial change of control of Diatom upon the closing of this agreement.

III. The Agreement Of Purchase and Sale

1.     Planktos offers to sell to Diatom the following assets, on the terms and conditions set forth in this Agreement:

(1.1) World Marketing and Distribution License/Rights for the Planktos’ principal product; namely, the sequestration of tonnes of CO2. Subject to confirmation from regulatory authority, a semi-permanently sequestered tonne of CO2 is equivalent to/known as a CER. A single CER (Carbon Emission Reduction Credit) is the formal unit of measurement for one tonne of CO2 sequestered and registered under the Kyoto Accord.

(1.2) All Intellectual Property Rights and world license rights to means and methods of, or related to, sequestering CO2, owned, acquired or developed by Solar or Planktos; including without limitation, iron-fertilization, patents and/or patents pending or later applied for.

(1.3) Services and Availability of Planktos’ Officers/Directors and Advisory Board, necessary and appropriate to implement the iron-fertilization program.

2.     Diatom agrees to buy the foregoing assets, on the terms and conditions set forth in this Agreement.

3.     The Purchase Price shall be $250,000 cash, on closing, plus additional consideration described hereinafter. On Closing the existing loan by Diatom to Solar of $150,000 shall be retired out of the closing proceeds.

4.     The Closing Date shall be set at September 1, 2005, unless mutually agreed otherwise.

5.     Financing the Prove-Out Phase. The cost of the Prove-Out Phase shall be $1,290,000.

(5.1) Solar shall arrange for 75% of the financing necessary for Solar to implement and prove-out the Planktos program and method; Diatom shall arrange for the financing of the remaining 25%; in each case, in accordance with that certain Budget Addendum, which is Attachment C hereto, incorporated herein by this reference as though fully set forth herein. The Purchase Price shall be credited to Diatom’s 25% commitment.

(5.2) The remaining terms of the financing are beyond the present control of the parties, and subject to further negotiation.

6.     Conditions Precedent to Closing. This Agreement is subject to Diatom’s satisfaction of certain conditions precedent to closing, after execution. Should approval fail to satisfy this clause, within 45 days of execution of this Agreement, the $150,000 loan by Diatom shall be repaid within 90 days of termination.

          (6.1) Approval of the Budget and Business Plan;

(6.2) Identification of a bona fide buyer contractually or by correspondence, for purchase of CER’s and other marketable sequestering credits;

(6.3) Identification of a qualified engineering firm’s opinion as to how to sequester, certify, register, and transfer sequestering credits, the fees, forms, terms and time-lines involved in the process outlined or contemplated in Planktos’ Business Plan.

7.     Royalties/Net Sales. Solar/Planktos shall receive 75% of Net Sales for so long as necessary to recoup its costs. Thereafter Solar/Planktos shall receive 25% of Net Sales. Diatom shall provide Solar/Planktos with current accounting of costs and Net Sales, not less often than quarterly.

8.     Planktos/Solar’s Representations and Warranties , required before closing: they are legally entitled to enter this Agreement; Planktos has no liabilities, and rights/assets being transferred are free and clear of liens, attachments and liabilities; and they will nominate and provided qualified candidates for directorships, corporate office, management and technical expertise, to insure verifiable competence in Diatom to carry forth the program contemplated.

9.     Diatom’s Representations and Warranties, required before closing: Diatom is legally entitled to enter into this transaction; it is quoted in good standing on the OTCBB, in compliance with regulators; it is free of liabilities; it will accept two directors nominated by Planktos to join the existing sole director of Diatom; and that it is ready willing and able to arrange for the funding and financing contemplated by this Agreement.

10.     Time is of the essence of this Agreement. On execution, a binding agreement is intended; however, the parties acknowledge that additional agreements are required, in good faith, to completely outline all terms and details fully. All parties agree to participate in such completion of their agreements in a timely manner. Governing law and Interpretation shall be the laws of California.

Planktos Inc by /s/Russ George	Solar Energy Limited by /s/Andrew Wallace
Russ George President, Director	Andrew Wallace Chairman, Director

Diatom Corporation by /s/J. Dan Sifford J. Dan Sifford sole remaining officer/director

EXHIBIT 99

SOLAR ENERGY LIMITED

NEWS RELEASE

SOLAR’S SUBSIDIARY, PLANKTOS, ENTERS INTO FUNDING

AGREEMENT WITH DIATOM IN EXCHANGE FOR EXCLUSIVE

INTELLECTUAL PROPERTY AND MARKETING RIGHTS

September 13, 2005 — Vancouver, British Columbia — Solar Energy Limited (OTCBB “SLRE.OB”) (“Solar”) today announced that its wholly owned subsidiary, Planktos, Inc. (“Planktos”), has executed an agreement with Diatom Corporation (formerly known as “GYK Ventures Inc.”) (OTCBB “DTMC”) (“Diatom”). The agreement commits Diatom to assist Solar in the developmental funding of Planktos’ marine “iron-fertilization” prove out program in exchange for exclusive marketing and intellectual property rights of Planktos’ CO2 sequestration process

Planktos expects the cost of the prove out program to be $1,290,000 over the next six months. Solar and Diatom have arranged the funding and Diatom has advanced $250,000 under the agreement to date. The agreement provides for a royalty agreement which will entitle Planktos and Solar to recover 75% of net sales revenue until their developmental costs are recovered. Thereafter, Planktos and Solar will be entitled to 25% of net sales revenue generated by Diatom.

Solar also announced that the president of Planktos, Russ George, has been appointed as the chief executive officer and as a director of Diatom. The appointment of Mr. George to Diatom’s management was considered an effective means to facilitate efficiencies in Planktos’ CO2 sequestration process and implement a post prove out marketing strategy. Mr. George retains his position as the president of Planktos.

Iron-fertilization, which is the process of stimulating plankton growth for CO2 sequestration, and Planktos’ overall mission can be viewed on their website at www.planktosinc.com.

Solar is a public company; its common shares trade on the OTCBB under the ticker symbol “SLRE”.

A number of statements contained in this press release may be considered to be forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These forward-looking statements involve a number of risks and uncertainties, including timely development, and market acceptance of products and technologies, competitive market conditions, successful integration of acquisitions and the ability to secure additional sources of financing. The actual results Solar may achieve could differ materially from any forward-looking statements due to such risks and uncertainties. Solar encourages the public to read the information provided here in conjunction with its most recent filings on Form 10-KSB and Form 10-QSB. Solar’s public filings may be viewed at www.sec.gov.

Solar Energy Limited             Diatom Corporation            Planktos, Inc.
Contact:                         Contact:                      Contact:
Peter Tsaparas, P.Eng, Director  J. Dan Sifford                Russ George, President
Phone: (604) 669-4771            Phone:(949) 487-7295, ext 17  Phone: (650) 274-6853